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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 2, 2005

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                  333-113543            13-3939229
-------------------------------   ----------------     -------------------
(State or Other Jurisdiction of   (Commission File      (I.R.S. Employer
        Incorporation)                 Number)         Identification No.)

         1585 Broadway
       New York, New York                                    10036
(Address of Principal Executive                        -------------------
            Offices)                                       (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
                                                          ----------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 8.01. Other Events

          In connection with the offering of IXIS Real Estate Capital Trust
2005-HE1, Mortgage Pass-through certificates, Series 2005-HE1, certain
"Computational Materials", dated February 2, 2005, within the meanings of the
May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public
Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

     (d)  Exhibit 99.2. Related Computational Materials (as defined in Item 8.01 above)

     (e)  Exhibit 99.3. Related Computational Materials (as defined in Item 8.01 above)

     (f)  Exhibit 99.4. Related Computational Materials (as defined in Item 8.01 above)

     (g)  Exhibit 99.5. Related Computational Materials (as defined in Item 8.01 above)

     (h)  Exhibit 99.6. Related Computational Materials (as defined in Item 8.01 above)

     (i)  Exhibit 99.7. Related Computational Materials (as defined in Item 8.01 above)

     (j)  Exhibit 99.8. Related Computational Materials (as defined in Item 8.01 above)

     (k)  Exhibit 99.9. Related Computational Materials (as defined in Item 8.01 above)

     (l)  Exhibit 99.10. Related Computational Materials (as defined in Item
          8.01 above)

     (m)  Exhibit 99.11. Related Computational Materials (as defined in Item
          8.01 above)

     (n)  Exhibit 99.12. Related Computational Materials (as defined in Item
          8.01 above)

     (o)  Exhibit 99.13. Related Computational Materials (as defined in Item
          8.01 above)

     (p)  Exhibit 99.14. Related Computational Materials (as defined in Item
          8.01 above)

     (q)  Exhibit 99.15. Related Computational Materials (as defined in Item
          8.01 above)

     (r)  Exhibit 99.16. Related Computational Materials (as defined in Item
          8.01 above)

     (s)  Exhibit 99.17. Related Computational Materials (as defined in Item
          8.01 above)

     (t)  Exhibit 99.18. Related Computational Materials (as defined in Item
          8.01 above)

     (u)  Exhibit 99.19. Related Computational Materials (as defined in Item
          8.01 above)

     (v)  Exhibit 99.20. Related Computational Materials (as defined in Item
          8.01 above)

     (w)  Exhibit 99.21. Related Computational Materials (as defined in Item
          8.01 above)

     (x)  Exhibit 99.22. Related Computational Materials (as defined in Item
          8.01 above)

     (y)  Exhibit 99.23. Related Computational Materials (as defined in Item
          8.01 above)

     (z)  Exhibit 99.24. Related Computational Materials (as defined in Item
          8.01 above)

     (aa) Exhibit 99.25. Related Computational Materials (as defined in Item
          8.01 above)

     (bb) Exhibit 99.26. Related Computational Materials (as defined in Item
          8.01 above)

     (cc) Exhibit 99.27. Related Computational Materials (as defined in Item
          8.01 above)

     (dd) Exhibit 99.28. Related Computational Materials (as defined in Item
          8.01 above)

     (ee) Exhibit 99.29. Related Computational Materials (as defined in Item
          8.01 above)

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MORGAN STANLEY ABS CAPITAL I INC.
                            ----------------------------------------------------
                                  as Depositor and on behalf of IXIS Real Estate
                                  Capital Trust 2005-HE1
                                  Registrant

                                          By: /s/ Gail McDonnell
                                              ----------------------------------
                                              Name:  Gail McDonnell
                                              Title: Vice President

Dated: February 3, 2005

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Related Computational Materials (as defined in Item 8.01 above).

99.2           Related Computational Materials (as defined in Item 8.01 above).

99.3           Related Computational Materials (as defined in Item 8.01 above).

99.4           Related Computational Materials (as defined in Item 8.01 above).

99.5           Related Computational Materials (as defined in Item 8.01 above).

99.6           Related Computational Materials (as defined in Item 8.01 above).

99.7           Related Computational Materials (as defined in Item 8.01 above).

99.8           Related Computational Materials (as defined in Item 8.01 above).

99.9           Related Computational Materials (as defined in Item 8.01 above).

99.10          Related Computational Materials (as defined in Item 8.01 above).

99.11          Related Computational Materials (as defined in Item 8.01 above).

99.12          Related Computational Materials (as defined in Item 8.01 above).

99.13          Related Computational Materials (as defined in Item 8.01 above).

99.14          Related Computational Materials (as defined in Item 8.01 above).

99.15          Related Computational Materials (as defined in Item 8.01 above).

99.16          Related Computational Materials (as defined in Item 8.01 above).

99.17          Related Computational Materials (as defined in Item 8.01 above).

99.18          Related Computational Materials (as defined in Item 8.01 above).

99.19          Related Computational Materials (as defined in Item 8.01 above).

99.20          Related Computational Materials (as defined in Item 8.01 above).

99.21          Related Computational Materials (as defined in Item 8.01 above).

99.22          Related Computational Materials (as defined in Item 8.01 above).

99.23          Related Computational Materials (as defined in Item 8.01 above).

99.24          Related Computational Materials (as defined in Item 8.01 above).

99.25          Related Computational Materials (as defined in Item 8.01 above).

99.26          Related Computational Materials (as defined in Item 8.01 above).

99.27          Related Computational Materials (as defined in Item 8.01 above).

99.28          Related Computational Materials (as defined in Item 8.01 above).

99.29          Related Computational Materials (as defined in Item 8.01 above).